EXHIBIT 32.1

GLOBALPAYNET HOLDINGS, INC.
CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report of Globalpaynet Holdings, Inc.  (the “Company”) on Form 10-K for the period ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Alain Ghiai, Chairman of the Board and Chief Executive Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 30, 2011	By:	/s/ Alain Ghiai
Alain Ghiai
Chairman and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to, and will be retained by, Globalpaynet Holdings, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.